Note G - 2009 Series "a" Preferred Shares	6 Months Ended
Jun. 30, 2012
Notes
Note G - 2009 Series "a" Preferred Shares

NOTE G – 2009 Series “A” Preferred Shares

On March 31, 2012, pursuant to the terms of a Stock Purchase Agreement between Matthew Maza and Selva Resources, Corp, Selva Resources sold 10,000,000 Series “A” Preferred Shares to Matthew Maza.

On December 17, 2010, pursuant to the terms of a Stock Purchase Agreement between Long Lane Capital, Inc., a Washington Corporation, Gregory M. Wilson, and Selva Resources Corp, a Nevada Corporation, Mr. Wilson sold 10,000,000 preferred shares of the Company to Selva Resources.

On May 12, 2010 the Company’s Board of Directors authorized the Company to issue Gregory M. Wilson, an affiliate shareholder, 10,000,000 shares of 2009 Series “A” Preferred stock in exchange for all corporate debt owed to Mr. Wilson, which on that date was $101,968.  The preferred shares issued to Mr. Wilson represents voting control of the Company.

On May 12, 2010, the Company’s Board of Directors authorized amending the Certificate of Designation to increase the 2009 Series “A” Preferred stock from 11,500,000 to 12,000,000 and added a convertibility feature permitting the 2009 Series “A” Preferred stock to be convertible into common shares at the rate of 20 shares of common stock for each share of Series “A” Preferred Stock.

On February 24, 2009, the Company filed a Certificate of Designation authorizing eleven million five hundred thousand (11,500,000) 2009 Series “A” Preferred shares. The 2009 Series “A” Preferred shares have twenty (20) votes per share at any meeting of the shareholders where votes are submitted.